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                                 EXHIBIT 23.2
                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors:
Mohawk Industries, Inc.

We consent to the use of our reports incorporated herein by reference in the Form S-8.



                                    KPMG PEAT MARWICK LLP



Atlanta, Georgia
March 14, 1997